Exhibit 31.2

CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED BY SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, James Vandeberg, certify that:

1.      I have reviewed this annual report on Form 10-K of REGI U.S., Inc.;

2.
Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.
Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material  respects the financial condition,  results of operations and cash flows of  the small  business  issuer as of, and for, the periods  presented in this  report;

4.
The  small  business  issuer's  other  certifying  officer(s)  and  I  are responsible  for  establishing  and  maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for  the small business issuer and have:

 (a) Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to  be  designed  under  our supervision,  to ensure that  material  information  relating to the   small business issuer, including its consolidated  subsidiaries,  is   made  known to us by  others  within  those  entities,  particularly   during the period in which this report is being prepared;

 (b)  Evaluated  the  effectiveness  of the small  business  issuer's disclosure  controls and procedures and presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  (c)  Disclosed  in this  report  any  change in the  small  business   issuer's  internal  control over  financial  reporting that occurred   during the small  business  issuer's most recent fiscal quarter (the small  business  issuer's  fourth  fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect,  the small business issuer's internal control   over financial reporting; and

5.
The  small  business  issuer's  other  certifying  officer(s)  and I  have disclosed,  based on our most recent  evaluation of internal  control over financial reporting, to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors (or persons performing the equivalent functions):

(a) All  significant  deficiencies  and material  weaknesses  in the   design or operation of internal  control  over  financial  reporting which are reasonably  likely to adversely  affect the small business issuer's ability to record, process,  summarize and report financial   information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: August13, 2009

/s/ James Vandeberg
James Vandeberg
Chief Operating Officer and Chief Financial Officer